                            CALAMOS(R) ADVISORS TRUST

                         SUPPLEMENT DATED APRIL 2, 2003
            TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002,
                 AS PREVIOUSLY SUPPLEMENTED ON FEBRUARY 20, 2003

         Effective immediately, the section entitled "Investment Strategies and Risks - Options on Securities, Indexes and Currencies" beginning on page 7 of the Statement of Additional Information is deleted and is replaced with the following:

OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

         The Portfolio may purchase and sell put options and call options on securities, indexes or foreign currencies. The Portfolio may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

         The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The staff of the SEC currently takes the position that OTC options purchased by a portfolio, and portfolio securities "covering" the amount of a portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a portfolio's limitation on investing no more than 10% of its net assets in illiquid securities.

         The Portfolio may also purchase and sell options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

         The Portfolio will write call options and put options only if they are "covered." For example, a call option written by the Portfolio will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require the Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolio requires the Portfolio to segregate cash or liquid assets equal to the exercise price.

         OTC options entered into by the Portfolio and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

         If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires, the Portfolio realizes a capital loss equal to the premium paid.

         The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by the Portfolio is an asset of the Portfolio, valued initially at the premium paid for the option. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

RISKS ASSOCIATED WITH OPTIONS

         There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of the Portfolio to utilize options successfully will depend on Calamos' ability to predict pertinent market investments, which cannot be assured.

         The Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Portfolio were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Portfolio foregoes, during the option's life, the opportunity to profit from currency appreciation.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under "Options on Securities, Indexes and Currencies") fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Portfolio may purchase and sell call options on securities indices and currencies. All calls sold by the Portfolio must be "covered." Even though the Portfolio will receive the option premium to help protect it against loss, a call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold. The Portfolio may purchase and sell put options on securities indices and currencies. In selling put options, there is a risk that the Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.


                  Retain this supplement for future reference.

STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2002


                            CALAMOS(R) ADVISORS TRUST


CALAMOS(R) CONVERTIBLE PORTFOLIO

================================================================================

1111 East Warrenville Road
Naperville, Illinois  60563-1463
(630) 245-7200
Toll Free:  (800) 823-7386

This Statement of Additional Information relates to CALAMOS(R) Convertible Portfolio (the "Portfolio"), which is a series of Calamos Advisors Trust (the "Trust"). It is not a prospectus, but provides information that should be read in conjunction with the Portfolio's prospectus dated the same date as this Statement of Additional Information and any supplements thereto. The prospectus may be obtained without charge by writing or telephoning the Portfolio at the address or telephone numbers set forth above. Audited financial statements for the Portfolio for the fiscal year ended December 31, 2001 are incorporated herein by reference from the Trust's annual report to shareholders.

The Portfolio is currently available for sale to the separate accounts of certain life insurance companies ("Participating Insurance Companies") offering variable annuity contracts and variable life insurance contracts (together, "Variable Contracts") and may be offered to certain types of pension plans and retirement arrangements and accounts permitting accumulation of funds on a tax-deferred basis ("Retirement Plans") as described in the prospectus.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

    The Trust and the Portfolio...............................................2
    Investment Strategies and Risks...........................................2
    Investment Restrictions..................................................15
    Management...............................................................17
    Investment Advisory Services.............................................21
    Purchasing and Redeeming Shares..........................................21
    Performance Information..................................................23
    Distributor..............................................................25
    Portfolio Transactions...................................................25
    Taxation.................................................................26
    Certain Shareholders.....................................................28
    Custodian and Transfer Agent.............................................28
    Independent Auditors.....................................................28
    Shareholder Information..................................................28
    Financial Statements.....................................................29
    Appendix--Description of Bond Ratings...........................Appendix A-1

                           THE TRUST AND THE PORTFOLIO

The Portfolio is a series of Calamos Advisors Trust (the "Trust") which was organized as a Massachusetts business trust on February 17, 1999. The Portfolio is an open-end, diversified management investment company that seeks current income as its primary objective with capital appreciation as its secondary objective.

The prospectus contains information concerning the Portfolio's investment objective and principal investment strategies and risks. This SAI provides additional information concerning certain securities and strategies used by the Portfolio and their associated risks.


                         INVESTMENT STRATEGIES AND RISKS

The following information supplements, and should be read in conjunction with the discussion of the Portfolio's investment objectives, strategies and risks that are described in the prospectus.

         CONVERTIBLE SECURITIES

As described in the prospectus, the Portfolio invests primarily in a diversified portfolio of convertible securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus any borrowings) in convertible securities. The Portfolio will notify shareholders at least 60 days prior to any change in its 80% policy.

Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

         SYNTHETIC CONVERTIBLE SECURITIES

The investment manager may create a "synthetic" convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the true convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when management believes that such a combination would better promote the Portfolio's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions. The Portfolio's holdings of synthetic convertible securities are considered convertible securities for purposes of the Portfolio's policy to invest at least 80% of its net assets (plus any borrowings) in convertible securities.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Since a synthetic convertible security includes the fixed-income component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

The Portfolio may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

         DEBT SECURITIES

In pursuing its investment objective, the Portfolio may invest in convertible and non-convertible debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation or Ba or lower by Moody's Investor Services, Inc.) and securities that are not rated but are considered by the investment manager to be of similar quality. There are no restrictions as to the ratings of debt securities acquired by the Portfolio or the portion of the Portfolio's assets that may be invested in debt securities in a particular ratings category, except that the Portfolio will not acquire a security rated below C.

Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Achievement by the Portfolio of its investment objectives will be more dependent on the investment manager's credit analysis than would be the case if the Portfolio were investing in higher-quality debt securities. Since the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, the investment manager employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Portfolio may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

         RULE 144A SECURITIES

The Portfolio may invest a substantial portion of its assets in securities that have been privately placed but that are eligible for purchase and sale by certain qualified institutional buyers, such as the Portfolio, under Rule 144A under the Securities Act of 1933. The investment manager, under the supervision of the Trust's board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Portfolio's restriction of investing no more than 10% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the investment manager will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the investment manager could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of a security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Portfolio's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Portfolio does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         FOREIGN SECURITIES

The Portfolio may invest up to 25% of its net assets in securities of foreign issuers. A foreign issuer is a company organized under the laws of a foreign country that has its principal trading market for its securities in a foreign country. For this purpose, foreign securities do not include American Depository Receipts (ADRs) or securities guaranteed by a United States person, but may include foreign securities in the form of European Depository Receipts (EDRs), Global Depository Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Portfolio may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Portfolio is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR.

To the extent positions in portfolio securities are denominated in foreign currencies, the Portfolio's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under "Currency Exchange Transactions.")

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

Although the Portfolio intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

The Portfolio expects that substantially all of its investments will be in developed countries. However, the Portfolio may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

         CURRENCY EXCHANGE TRANSACTIONS

The Portfolio may enter into currency exchange transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

Forward currency exchange transactions may involve currencies of the different countries in which the Portfolio may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Portfolio accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Portfolio to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Portfolio may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Portfolio. The Portfolio may not engage in "speculative" currency exchange transactions.

If the Portfolio enters into a forward contract, the Portfolio's custodian will segregate liquid assets of the Portfolio having a value equal to the Portfolio's commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Portfolio may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Portfolio is obligated to deliver.

If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Portfolio to hedge against a devaluation that is so generally anticipated that the Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Portfolio of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         SYNTHETIC FOREIGN MONEY MARKET POSITIONS

The Portfolio may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Portfolio may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and
(b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

         LENDING OF PORTFOLIO SECURITIES

The Portfolio may lend its portfolio securities, up to 33-1/3% of its total assets, including collateral received, to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Portfolio. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging the loans. The Portfolio would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Portfolio would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in the investment manager's judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights. In an effort to reduce these risks, the investment manager will monitor the creditworthiness of the firms to which the Portfolio lends securities.

         REPURCHASE AGREEMENTS

The Portfolio may invest in repurchase agreements, provided that the Portfolio may not invest more than 10% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement is a sale of securities to the Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. Such agreements generally have maturities of no more than seven days and could be used to permit the Portfolio to earn interest on assets awaiting long-term investment. The Portfolio requires continuous maintenance by the custodian for the Portfolio's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Portfolio will enter in repurchase agreements only with sellers the investment manager believes present minimum credit risk in accordance with guidelines approved by the board of trustees. The investment manager will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, the investment manager's prior dealing with the institution, and rating of the institution's senior long-term debt by independent rating agencies and other relevant factors. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and
(c) expenses of enforcing its rights.

         OPTIONS ON SECURITIES, INDEXES AND CURRENCIES

The Portfolio may purchase and sell put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. The Portfolio may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Portfolio will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by the Portfolio expires, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Portfolio expires, the Portfolio realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

The Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

A put or call option purchased by the Portfolio is an asset of the Portfolio, valued initially at the premium paid for the option. The premium received for an option written by the Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Portfolio seeks to close out an option position. If the Portfolio were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Portfolio foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Portfolio foregoes, during the option's life, the opportunity to profit from currency appreciation.

If trading were suspended in an option purchased or written by the Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might not be able to exercise an option it has purchased.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Portfolio may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

--------

(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

The Portfolio may purchase and write call and put futures options. Options on futures possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Portfolio might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Portfolio's securities or the price of the securities that the Portfolio intends to purchase. Although other techniques could be used to reduce or increase the Portfolio's exposure to stock price, interest rate and currency fluctuations, the Portfolio may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

The Portfolio will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

The success of any futures transaction depends on the investment manager correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Portfolio's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the investment manager might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

When a purchase or sale of a futures contract is made by the Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Portfolio's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by the Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by the Portfolio does not represent a borrowing or loan by the Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Portfolio will mark-to-market its open futures positions.

The Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio engaging in the transaction realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio engaging in the transaction realizes a capital gain, or if it less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

         RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Portfolio's holdings, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or futures option position. The Portfolio would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         LIMITATIONS ON OPTIONS AND FUTURES. If other options, futures contracts or futures options of types other than those described herein are traded in the future, the Portfolio may also use those investment vehicles, provided the board of trustees determines that their use is consistent with the Portfolio's investment objective.

The Portfolio will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"(2) would exceed 5% of the Portfolio's total assets.

When purchasing a futures contract or writing a put option on a futures contract, the Portfolio must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Portfolio.

The Portfolio may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

--------

(2) A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the Portfolio will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of the Portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount, as defined in Section 190.01(x) of the Commission Regulations, may be excluded in computing such 5%).

         TAXATION OF OPTIONS AND FUTURES. If the Portfolio exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by the Portfolio, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

If a call or put option written by the Portfolio is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by the Portfolio, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

Entry into a closing purchase transaction will result in capital gain or loss. If an option written by the Portfolio was in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

If the Portfolio writes an equity call option(3) other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If the Portfolio delivers securities under a futures contract, the Portfolio also realizes a capital gain or loss on those securities.

For federal income tax purposes, the Portfolio generally is required to recognize as income for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by the
Portfolio: (1) will affect the holding period of the hedged securities; and (2) may cause unrealized gain or loss on such securities to be recognized upon entry into the hedge.

If the Portfolio were to enter into a short index future, short index futures option or short index option position and the Portfolio's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Portfolio's stock positions would be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

In order for the Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) with respect to, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

The Portfolio distributes to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions. Such distributions are combined with distributions of capital gains realized on the Portfolio's other investments, and shareholders are advised of the nature of the payments.

--------

(3) An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

         WARRANTS

The Portfolio may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may tend to be greater than the percentage increase or decrease in the value of the underlying common stock.

         SHORT SALES

The Portfolio may attempt to hedge against market risk and to enhance income by selling short "against the box," that is: (1) entering into short sales of securities that it currently has the right to acquire through the conversion or exchange of other securities that it owns, or to a lesser extent, entering into short sales of securities that it currently owns; and (2) entering into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Portfolio's short positions remain open. The Portfolio may make short sales of securities only if at all times when a short position is open the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

In a short sale against the box, the Portfolio does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Portfolio borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Portfolio, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Portfolio delivers to such broker-dealer the securities sold short. In addition, the Portfolio is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Portfolio must deposit and continuously maintain in a separate account with the Portfolio's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The Portfolio is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Portfolio receives the proceeds of the sale. Because the Portfolio ordinarily will want to continue to hold securities in its portfolio that are sold short, the Portfolio will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

A short sale works the same way, except that the Portfolio places in the segregated account cash or U.S. government securities equal in value to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash or U.S. government securities required to be deposited with the broker as collateral. In addition, so long as the short position is open, the Portfolio must daily adjust the value of the segregated account so that the amount deposited in it, plus any amount deposited with the broker as collateral, will equal the current market value of the security sold short. However, the value of the segregated account may not be reduced below the point at which the segregated account, plus any amount deposited with the broker, is equal to the market value of the securities sold short at the time they were sold short.

Short sales may protect the Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Portfolio owns, either directly or indirectly, and, in the case where the Portfolio owns convertible securities, changes in the conversion premium.

Short sale transactions of the Portfolio involve certain risks. In particular, the imperfect correlation between the price movements of the convertible securities and the price movements of the underlying common stock being sold short creates the possibility that losses on the short sale hedge position may be greater than gains in the value of the portfolio securities being hedged. In addition, to the extent that a Portfolio pays a conversion premium for a convertible security, the Portfolio is generally unable to protect against a loss of such premium pursuant to a short sale hedge. In determining the number of shares to be sold short against the Portfolio's position in the convertible securities, the anticipated fluctuation in the conversion premiums is considered. The Portfolio will also incur transaction costs in connection with short sales. Certain provisions of the Internal Revenue Code may limit the degree to which the Portfolio is able to enter into short sales, which limitations might impair the Portfolio's ability to achieve its investment objective. See "Taxation."

In addition to enabling the Portfolio to hedge against market risk, short sales may afford the Portfolio an opportunity to earn additional current income to the extent the Portfolio is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Portfolio's short positions remain open.

The Taxpayer Relief Act of 1997 imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales.

         "WHEN-ISSUED" AND DELAYED DELIVERY SECURITIES AND REVERSE REPURCHASE AGREEMENTS

The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolio makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment manager deems it advisable for investment reasons. The Portfolio may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when issued or delayed-delivery basis.

The Portfolio may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time when the Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

         ILLIQUID SECURITIES

The Portfolio may invest up to 10% of its total assets, taken at market value, in illiquid securities, including any securities that are not readily marketable either because they are restricted securities or for other reasons. Restricted securities are securities that are subject to restrictions on resale because they have not been registered for sale under the Securities Act of 1933. A position in restricted securities might adversely affect the liquidity and marketability of a portion of the Portfolio's holdings, and the Portfolio might not be able to dispose of its holdings in such securities promptly or at reasonable prices. In those instances where a Portfolio is required to have restricted securities held by it registered prior to sale by the Portfolio and the Portfolio does not have a contractual commitment from the issuer or seller to pay the costs of such registration, the gross proceeds from the sale of securities would be reduced by the registration costs and underwriting discounts. Any such registration costs are not included in the percentage limitation on a Portfolio's investment in restricted securities. The Portfolio does not intend to invest in illiquid securities during the next fiscal year, except that the Portfolio may invest in options traded on the NASDAQ National Market System.

         TEMPORARY INVESTMENTS

The Portfolio may make temporary investments without limitation when the investment manager determines that a defensive position is warranted. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.

         PORTFOLIO TURNOVER

Although the Portfolio does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Portfolio would result in increased transaction expense, which must be borne by the Portfolio. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.


                             INVESTMENT RESTRICTIONS

The Portfolio operates under the following investment restrictions. The Portfolio may not (except as indicated):

(i) as to 75% of its assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities;

(ii) acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer;

(iii) act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts;

(v)      make loans, but this restriction shall not prevent the Portfolio from
         (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities;

(vi) invest more than 10% of the Portfolio's net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(vii) borrow, except that the Portfolio may (a) borrow from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Portfolio's total assets at the time of the borrowing, and
         (b) enter into transactions in options, futures and options on futures
         (4);

(viii) invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; or

(ix) issue any senior security, except to the extent permitted under the Investment Company Act of 1940 (the "1940 Act").

The above restrictions are fundamental policies and may not be changed without the approval of a "majority" of the outstanding shares of the Portfolio, which for this purpose means the approval of the lesser of (a) more than 50% of the outstanding voting securities of the Portfolio or (b) 67% or more of the outstanding shares if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented at the meeting by proxy.

In addition to the fundamental restrictions listed above, the Portfolio may not:

(a) invest in shares of other open-end investment companies, except as permitted by the Investment Company Act of 1940;

(b) invest in companies for the purpose of exercising control or management;

(c) purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures;

(d) make short sales of securities, except that the Portfolio may make short sales of securities if the Portfolio owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities;

(e) invest more than 25% of its net assets (valued at time of purchase) in securities of foreign issuers (other than securities represented by American Depositary Receipts and securities guaranteed by a U.S. person).

Restrictions (a) through (e) may be changed by the board of trustees without shareholder approval.

Notwithstanding the foregoing investment restrictions, the Portfolio may purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Portfolio's ceasing to be a diversified investment company. Far Eastern and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in the Portfolio's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, the Portfolio may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of the Portfolio's portfolio securities with the result that the Portfolio would be forced either to sell securities at a time when it might not otherwise have done so, to forego exercising the rights.

In addition, pursuant to state insurance laws, the Portfolio is subject to the following guidelines, which may also be changed by the board of trustees:

--------

(4) State insurance laws currently restrict the Portfolio's borrowing to facilitate redemptions to no more than 25% of the Portfolio's net assets.

The Portfolio will be invested in a minimum of five different foreign countries at all times, except that this minimum is reduced to four when foreign country investments comprise less than 80% of the value of the Portfolio's net assets; to three when less than 60% of such value; to two when less than 40%; and to one when less than 20%.

The Portfolio will have no more than 20% of its net assets invested in securities of issuers located in any one country; except that the Portfolio may have an additional 15% of its net assets invested in securities of issuers located in any one of the following countries: Australia; Canada; France; Japan; the United Kingdom; or Germany.

The Portfolio may not acquire the securities of any issuer if, as a result of such investment, more than 10% of the Portfolio's total assets would be invested in the securities of any one issuer, except that this restriction shall not apply to U.S. Government securities or foreign government securities; and the Portfolio will not invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities of any one issuer.

The Portfolio may borrow no more than 10% of the value of its net assets when borrowing for any general purpose and 25% of net assets when borrowing as a temporary measure to facilitate redemptions.

                                   MANAGEMENT

         TRUSTEES AND OFFICERS

The management of the Trust, including general supervision of the duties performed for the Portfolio under the Investment Management Agreement, is the responsibility of its board of trustees. Each trustee elected will hold office until the next meeting of shareholders or until his or her successor is elected and qualified.

The following table sets forth each trustee's position(s) with the Trust, age, principal occupation during the past five years, number of portfolios overseen, other directorships, and the date on which he or she first became a trustee of the Trust. Each trustee oversees one portfolio of the Trust.


TRUSTEES WHO ARE INTERESTED PERSONS OF THE TRUST:

------------------------- ------------------------------------- ------------------------- -----------------------------
 NAME AND AGE AT MARCH      POSITION(S) HELD WITH TRUST AND     NUMBER OF PORTFOLIOS IN     PRINCIPAL OCCUPATION(S),
        31, 2002           DATE FIRST ELECTED OR APPOINTED TO    FUND COMPLEX OVERSEEN          INCLUDING OTHER
                                         OFFICE                        BY TRUSTEE          DIRECTORSHIPS HELD, DURING
                                                                                                  PAST 5 YEARS
------------------------- ------------------------------------- ------------------------- -----------------------------
John P. Calamos, 61*      Trustee and President (since 1999)               9              President, Calamos Asset
                                                                                          Management, Inc. ("CAM")
                                                                                          and Calamos Financial
                                                                                          Services, Inc. ("CFS")

Nick P. Calamos, 40*      Trustee  and Vice  President  (since                            Senior Executive Vice
                          1999)                                                           President, CAM and CFS

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE TRUST:

-------------------------- ------------------------------------- ------------------------ -----------------------------
  NAME AND AGE AT MARCH      POSITION(S) HELD WITH TRUST AND      NUMBER OF PORTFOLIOS      PRINCIPAL OCCUPATION(S),
        31, 2002            DATE FIRST ELECTED OR APPOINTED TO       IN FUND COMPLEX            INCLUDING OTHER
                                          OFFICE                   OVERSEEN BY TRUSTEE     DIRECTORSHIPS HELD, DURING
                                                                                                  PAST 5 YEARS
-------------------------- ------------------------------------- ------------------------ -----------------------------
Richard J. Dowen, 57       Trustee (since 1999)                             9             Chair and Professor of
                                                                                          Finance, Northern Illinois
                                                                                          University

Joe F. Hanauer, 64         Trustee (since 2001)                             9             Director of MAF Bancorp
                                                                                          (banking), Homestore.com,
                                                                                          Inc., (Internet provider of
                                                                                          real estate information and
                                                                                          products), Grubb & Ellis
                                                                                          Co. (advisory firm
                                                                                          specializing in real estate)
                                                                                          and Combined Investments, L.P.
                                                                                          (investment management)

John E. Neal, 52           Trustee (since 2001)                             9             Managing Director, Banc One
                                                                                          Capital Markets, Inc.
                                                                                          (investment banking) (since
                                                                                          1999); Private Investor
                                                                                          (1998); and President,
                                                                                          Kemper  Mutual Funds
                                                                                          (1996-1997)


----------

* Messrs. John Calamos and Nick Calamos are trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "1940 Act") because they are affiliates of CAM and CFS. Nick Calamos is a nephew of John Calamos.

The address of Messrs. John Calamos and Nick Calamos is 1111 East Warrenville Road, Naperville, Illinois 60563-1493. The address of Mr. Dowen is Department of Finance, Northern Illinois University, DeKalb, Illinois 60115; that of Mr. Hanauer is 361 Forest Avenue, Suite 200, Laguna Beach, California 92651; and that of Mr. Neal is 309 Sterling Road, Kenilworth, Illinois 60043.

         OFFICERS. Messrs. John Calamos and Nick Calamos are president and vice president of the Trust, respectively. The preceding table gives more information about Messrs. John Calamos and Nick Calamos. The following table sets forth each other officer's name, position with the Trust, age, principal occupation during the past five years, other directorships, and the date on which he or she first became an officer of the Trust. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

---------------------------- ------------------------------------- ---------------------------------------------------
      NAME AND AGE AT          POSITION(S) HELD WITH TRUST AND          PRINCIPAL OCCUPATION(S), INCLUDING OTHER
      MARCH 31, 2002          DATE FIRST ELECTED OR APPOINTED TO        DIRECTORSHIPS HELD, DURING PAST 5 YEARS
                                            OFFICE
---------------------------- ------------------------------------- ---------------------------------------------------
Rhowena Blank, 33            Treasurer (since 1999)                Vice President-Operations, CAM (since 1999); Vice
                                                                   President, CFS (since 2000); Director of
                                                                   Operations, Christian Brothers Investment
                                                                   Services (1998-1999);  and Audit Manager, Ernst &
                                                                   Young, LP (1994-1998)

Patrick H. Dudasik, 46       Vice President (since 2001)           Executive Vice President, Chief Financial Officer
                                                                   and Administrative Officer, and Treasurer of CAM
                                                                   and CFS (since 2001); Chief Financial Officer,
                                                                   David Gomez and Associates, Inc. (1998-2001); and
                                                                   Chief Financial Officer, Scudder Kemper
                                                                   Investments, Inc. (1994-1998)

James S. Hamman, Jr., 32     Secretary (since 1999)                Executive Vice President and General Counsel, CAM
                                                                   (since 1998) and CFS (since 1999); Vice President
                                                                   and Associate Counsel, Scudder Kemper Investments, Inc.
                                                                   (1996-1998)

Jeff Lotito, 30              Assistant Treasurer (since 2000)      Operations Manager, CAM (since 2000); Manager-Fund
                                                                   Administration, Van Kampen (1999-2000);
                                                                   Supervisor-Corporate Accounting, Stein Roe and
                                                                   Farnham (1998-1999); and Supervisor-Financial
                                                                   Reporting, Scudder Kemper Investments, Inc.
                                                                   (1996-1998)


The address of each officer is 1111 East Warrenville Road, Naperville, Illinois 60563-1493.

         COMMITTEES OF THE BOARD OF TRUSTEES. The Trust's board of trustees currently has three standing committees:

Executive Committee. Messrs. John Calamos and Nick Calamos are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

Audit Committee. Messrs. Dowen, Hanauer, and Neal serve on the audit committee. The audit committee recommends independent auditors to the trustees, monitors the auditors' performance, reviews the results of the Portfolio's audit, and responds to other matters deemed appropriate by the board of trustees.

Governance Committee. Messrs. Dowen, Hanauer, and Neal serve on the governance committee. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards. The governance committee makes recommendations to the board of trustees regarding candidates for election as non-interested trustees. The governance committee will not consider shareholder recommendations regarding candidates for election as trustees; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of the Portfolio.

During the fiscal year ended December 31, 2001, the Trust's board of trustees held eight meetings, the executive committee held no meetings, and the audit committee held one meeting. The governance committee was created in November 2001. All of the trustees and committee members then serving attended at least 75% of the meetings of each board of trustees and applicable committees held during each such fiscal year.

         TRUSTEE COMPENSATION. Messrs. John Calamos and Nick Calamos, the trustees who are "interested persons" of the Trust, do not receive compensation from the Trust. Although they are compensated, the noninterested trustees do not receive any pension or retirement benefits from the Trust. The following table sets forth the total compensation (including any amounts deferred, as described below) paid by the Trust during the periods indicated to each of the current trustees.




                                       AGGREGATE            TOTAL COMPENSATION
                                     COMPENSATION               FROM CALAMOS
                                     FROM THE TRUST             FUND COMPLEX**
                                    1/1/01-12/31/01           1/01/01-12/31/01
         NAME                       ----------------        ------------------
         -----
         John P. Calamos              $       0              $          0
         Nick P. Calamos                      0                         0
         Richard J. Dowen                 2,972                    20,000+
         Joe F. Hanauer*                    292                     2,333
         John E. Neal*                      292                     2,333

+ Includes fees deferred during the year pursuant to a deferred compensation plan with Calamos Investment Trust. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Calamos Funds selected by the trustee. As of December 31, 2001 the value of Mr. Dowen's deferred compensation account was $33,487.

* Messrs. Hanauer and Neal were appointed trustees of the Trust in November 2001.

** The Fund Complex includes the Calamos Investment Trust and the Calamos Advisors Trust.

The Trust has adopted a deferred compensation plan (the "Plan") for its noninterested trustees. Under the Plan, a trustee who is not an "interested person" of the Trust, the Calamos Investment Trust or CAM ("participating trustees") may defer receipt of all or a portion of his compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the trustee. The value of a trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the Funds of the Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. Each Fund's obligation to make payments under the Plan is a general obligation of that Fund. No Fund is liable for any other Fund's obligations to make payments under the Plan.

Employees of CAM and CFS are permitted to make personal securities transactions, including transactions in securities that the Portfolio may purchase, sell or hold, subject to requirements and restrictions set forth in the Code of Ethics of the Trust, CAM and CFS. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of CAM and CFS employees and the interests of investment advisory clients such as the Portfolio. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

As a group, the trustees and officers owned beneficially less than 1% of the shares of the Portfolio as of April 1, 2002. The following table illustrates the dollar range of any equity securities "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of
1934) by the trustees of the Trust in the Portfolio as of December 31, 2001. The dollar range for the securities represented in the table was determined using the net asset value of a share of the Portfolio as of the close of business on April 19, 2002.


                                                                                     Aggregate Dollar Range of
                                                                                  Equity Securities Beneficially
                                                 Aggregate Dollar Range         Owned In All Registered Investment
                                                  of Equity Securities           Companies Overseen by Trustee in
Name of Trustee                                    Beneficially Owned             Family of Investment Companies
-------------------------------------------------------------------------------------------------------------------
     John P. Calamos(1).................                 None                          $     over 100,000
     Nick P. Calamos(1).................                 None                                over 100,000
     Richard J. Dowen...................                 None                               50,001-100,000
     Joe F. Hanauer.....................                 None                                   None
     John E. Neal.......................                 None                                over 100,000


----------
(1) Indicates an "interested person" of the Trust, as defined in the 1940 Act.

No trustee who is not an interested person of the Trust owns beneficially or of record, any security of the Adviser, Calamos Financial Services, Inc. (the "Distributor") or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

                          INVESTMENT ADVISORY SERVICES

Investment management and administrative services are provided to the Portfolio by CAM pursuant to an Investment Management Agreement (the "Agreement") dated May 1, 1999. The Trust pays CAM a fee accrued daily and paid monthly at the annual rate of .75% of average daily net assets. CAM is a wholly-owned subsidiary of Calamos Holdings, Inc. ("CHI"). CHI is controlled by John P. Calamos.

During the period shown below, the Portfolio paid total advisory fees and was reimbursed by CAM for expenses in excess of the expense limitation as follows:


                                                 May 19, 1999 to         Fiscal Year Ended      Fiscal Year Ended
                                                December 31, 1999        December 31, 2000      December 31, 2001
     Calamos Convertible Portfolio
         Advisory Fee                              $    4,470             $    48,083             $  100,265
         Waiver or Reimbursement                   $  (53,495)            $  (156,286)            $  (37,380)
         Net Fee                                   $  (49,025)            $  (108,203)            $   62,885


The Agreement will remain in effect from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Portfolio, and
(2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. At a meeting of the board of trustees of the Trust held on June 20, 2001, called in part for the purpose of voting on the renewal of the Agreement, the Agreement was renewed through August 1, 2002 by the unanimous vote of the trustees present at the meeting, and the unanimous vote of the "non-interested" trustees of the Trust voting separately.

In evaluating the Agreement, the trustees reviewed materials furnished by the Adviser, including information regarding the Adviser, its affiliates and their personnel, operations and financial condition. The trustees discussed with representatives of the Adviser the Portfolio's operations and the Adviser's ability to provide advisory and other services to the Portfolio. The trustees also reviewed, among other things:

- the investment performance of other Adviser funds with similar investment strategies;

- the proposed fees to be charged by the Adviser for investment management services;

- the Portfolio's projected total operating expenses;

- the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers; and

- the experience of the investment advisory and other personnel providing services to the Portfolio and the historical quality of the services provided by the Adviser.

The trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of the Adviser, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the Portfolio are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of other funds managed by the Adviser with similar objectives compared to the results of other comparable investment companies and unmanaged indices; and (4) other factors that the trustees deemed relevant. The trustees deemed each of these factors to be relevant to their consideration of the Agreement. The Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

The use of the name "Calamos" in the name of the Trust and in the name of the Portfolio is pursuant to licenses granted by the Adviser, and the Trust has agreed to change the names to remove those references if CAM ceases to act as investment adviser to the Portfolio. The Adviser is controlled by John P. Calamos, who is the principal shareholder.

         EXPENSES

Subject to the expense limitation described below, the Portfolio pays all its own operating expenses that are not specifically assumed by CAM, including (i) fees of the investment adviser; (ii) interest, taxes and any governmental filing fees; (iii) compensation and expenses of the trustees, other than those who are interested persons of the Trust, the investment adviser or the distributor; (iv) legal, audit, custodial and transfer agency fees and expenses; (v) registration and qualification of the Portfolio and its shares under federal and state securities laws; (vi) expenses of printing and mailing reports, notices and proxy material to shareholders, and expenses incidental to meetings of shareholders; (vii) expenses of preparing prospectuses and of printing and distributing them to existing shareholders; (viii) insurance premiums; (ix) litigation and indemnification expenses and other extraordinary expenses not incurred in the normal course of the business of the Trust; and (x) brokerage commissions and other transaction-related costs.

Pursuant to a written agreement, the investment manager has voluntarily undertaken to reimburse the Portfolio for any annual operating expenses in excess of 1.00% of average daily net assets. This reimbursement is binding on CAM through May 31, 2002.


                         PURCHASING AND REDEEMING SHARES

Shares of the Portfolio may not be purchased or redeemed directly by individual Variable Contract owners. Purchases and redemptions are discussed in the prospectus. The Portfolio may suspend the right of redemption during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of the Portfolio's securities or valuation of the net assets of the Portfolio not reasonably practicable.

Because shares of the Portfolio are offered to separate accounts supporting variable annuity contracts and separate accounts supporting variable life insurance contracts, a potential for certain conflicts may exist between the interests of owners of variable annuity contracts and owners of variable life insurance contracts. Likewise, in the event that shares of the Portfolio are offered to qualified pension and retirement plans, a potential for certain conflicts may exist between the interest of variable annuity contract owners, variable life insurance contract owners and plan participants. The Trust does not currently foresee any disadvantage to owners of either variable annuity contracts or variable life insurance contracts arising from the fact that shares of the Portfolio might be held by such entities. The Trust's board of trustees, however, will monitor the Portfolio in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.

         NET ASSET VALUE

In computing the net asset value of the Portfolio, portfolio securities, including options, that are traded on a national securities exchange and securities reported on the NASDAQ National Market System are valued at the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean of the most recently quoted bid and asked prices. Each outstanding futures contract is valued at the official settlement price for the contract on the exchange on which the contract is traded, except that if the market price of the contract has increased or decreased by the maximum amount permitted on the valuation date ("up or down the limit"), the contract is valued at a fair value as described below. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

When market quotations are not readily available or when the valuation methods mentioned above do not produce a value reflective of the fair value of the security, the security is valued at a fair value following procedures approved by the board of trustees or a committee thereof. These procedures include determining in good faith fair value on the basis of valuations furnished by pricing services approved by the board of trustees or a committee thereof, which include market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders, as well as on the basis of appraisals received from a pricing service using a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

The Portfolio's net asset value is determined only on days on which the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

Securities that are principally traded in a foreign market are valued as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio's net asset value is not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of the Portfolio's portfolio may be significantly affected on days when shares of the Portfolio may not be purchased or redeemed.

         REDEMPTION IN KIND

The Portfolio has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in-kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.


                             PERFORMANCE INFORMATION

         TOTAL RETURN

From time to time the Portfolio may quote total return figures. "Total Return" for a period is the percentage change in value during a period of an investment in Portfolio shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return will be computed as follows:


         ERV       =   P(1+T)(N)

         Where:    P   =        a hypothetical initial investment of $1,000

                   T   =        average annual total return

                   n   =        number of years

         ERV           =        ending redeemable value of a hypothetical $1,000
                                investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

The Portfolio's total return for the one year ended December 31, 2001 was -4.87%. The Portfolio's total return and average annual total return for the period May 19, 1999 (inception) through December 31, 2001 was 23.89%, and 8.52%, respectfully.

         YIELD

The Portfolio may also quote yield figures. The yield of the Portfolio is calculated by dividing its net investment income per share (a hypothetical figure as defined in SEC rules) during a 30-day period by the net asset value per share on the last day of the period. The yield formula provides for semiannual compounding, which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The yield is not based on actual dividends paid.

Yield will be computed as follows:


         YIELD  =   2[((a-b/cd)+1)(6)-1]

         Where:     a =  dividends and interest earned during the period

                    b =  expenses accrued for the period (net of reimbursements)

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends

                    d = the maximum offering price per share on the last day of the period

The annualized yield of the Portfolio for the 30 days ended December 31, 2001 was 1.90%.

Figures quoted assume reinvestment of all dividends and distributions. Income taxes are not taken into account. The figures will not necessarily be indicative of future performance. The performance of the Portfolio is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as yield and total return is useful in reviewing the Portfolio's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods. Performance figures do not reflect expenses of the separate accounts of the Participating Insurance Companies or expenses imposed under the Variable Contracts or expenses imposed by Retirement Plans.

In advertising and sales literature, the performance of the Portfolio may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by Calamos Asset Management, Inc., and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from that of the Portfolio. Comparison of the Portfolio to an alternative investment should consider differences in features and expected performance.

All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Portfolio generally believes to be accurate. The Portfolio may also note its mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, the Portfolio assumes no responsibility for the accuracy of such data. Newspapers and magazines which might mention the Portfolio include, but are not limited to, the following:

                 Barron's                         Money
                 Business Week                    Mutual Fund Letter
                 Changing Times                   Mutual Fund Values
                 Chicago Tribune                  (Morningstar)
                 Chicago Sun-Times                Newsweek
                 Crain's Chicago Business         The New York Times
                 Consumer Reports                 Pensions and Investments
                 Consumer Digest                  Personal Investor
                 Financial World                  Stanger Reports
                 Forbes                           Time
                 Fortune                          USA Today
                 Investor's Daily                 U.S. News and World Report
                 Los Angeles Times                The Wall Street Journal

The Portfolio may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

The performance of the Portfolio may be compared to the following indexes or averages: Standard & Poor's 400 MidCap Index, Value Line Index, Lipper Balanced Index, Lipper Convertible Fund Index, Lipper Growth and Income Index, Lehman Brothers Government/Corporate Index and mutual fund performance indices published by Variable Annuity Research & Data Service. The performance of the Portfolio may also be compared to the Russell 2000 Index, the Wilshire Small Growth Index, and the Fisher Small-Cap Growth Index, all supplied by the Carmack Group. All three of these indexes represent equity investments in smaller-capitalization stocks.

The Lipper averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by Lipper, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Portfolio may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify the Portfolio to a different category or develop (and place the Portfolio into) a new category, the Portfolio may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Moreover, the Portfolio may compare its performance or ranking against all funds tracked by Lipper or another independent service.

To illustrate the historical returns on various types of financial assets, the Portfolio may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index.


                                   DISTRIBUTOR

CFS, a broker-dealer whose sole shareholder and principal officer is John P. Calamos, serves as distributor for the Portfolio, subject to change by a majority of the "non-interested" trustees at any time. CFS is located at 1111 East Warrenville Road, Naperville, Illinois 60563-1493. CFS is responsible for all purchases, sales, redemptions and other transfers of shares of the Portfolio without any charge to the Portfolio or Participating Insurance Companies or Retirement Plans purchasing the Portfolio's shares. However, each Variable Contract imposes its own charges and fees on owners of the Variable Contract and may impose such charges on participants in a Retirement Plan. CFS is also responsible for all expenses incurred in connection with its performance of services for the Portfolio, including, but not limited to, personnel, office space and equipment, telephone, postage and stationery expenses. CFS receives brokerage commissions for executing portfolio transactions for the Portfolio. See "Portfolio Transactions." CFS has the exclusive right to distribute shares of the Portfolio. The obligation of CFS is an agency or "best efforts" arrangement, which does not obligate CFS to sell any stated number of shares.

                             PORTFOLIO TRANSACTIONS

Portfolio transactions on behalf of the Portfolio effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

In executing portfolio transactions, the investment manager uses its best efforts to obtain for the Portfolio the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, the investment manager considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

The trustees have determined that portfolio transactions for the Portfolio may be executed through CFS if, in the judgment of the investment manager, the use of CFS is likely to result in prices and execution at least as favorable to the Portfolio as those available from other qualified brokers and if, in such transactions, CFS charges the Portfolio commission rates consistent with those charged by CFS to comparable unaffiliated customers in similar transactions. The board of trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to CFS are consistent with the foregoing standard. The Portfolio will not effect principal transactions with CFS.

In allocating the portfolio brokerage transactions to unaffiliated broker-dealers, the investment manager may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although the investment manager believes these services have substantial value, they are considered supplemental to the investment manager's own efforts in the performance of its duties under the management agreement. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), the investment manager may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the investment manager to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the investment manager may indirectly benefit from the availability of these services to the investment manager, and the Portfolio may indirectly benefit from services available to the investment manager as a result of transactions for other clients.

In certain cases, the Adviser may obtain products or services from a broker that have both research and non-research purposes. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, the Adviser makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Adviser personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by the Adviser through brokerage commissions generated by client transactions. The Adviser pays the provider in cash for the non-research portion of its use of these products or services.

The Portfolio paid no brokerage commissions to CFS during the fiscal year-ended December 31, 1999. For the fiscal years-ended December 31, 2000 and 2001, the following table shows (i) the aggregate principal amount of all portfolio transactions; (ii) the percentage of the aggregate principal amount of all portfolio transactions executed by CFS as agent; (iii) the aggregate principal amount of all transactions executed on an agency basis, as to which the Portfolio paid brokerage commissions; (iv) the percentage of the aggregate principal amount of such transactions executed through CFS; (v) the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in underwritten public offerings) paid to all brokers; (vi) the aggregate brokerage commissions paid to CFS; and (vii) the percentage of aggregate brokerage commissions paid to CFS.


-----------------------------------------------------------------------------------------------------------------------
                   (i)               (ii)       (iii)             (iv)       (v)             (vi)            (vii)
-----------------------------------------------------------------------------------------------------------------------
Fund Description   Amount of All     % of (I)   Amount of         % of       Aggregate       Commissions     (vi) as
                   Transactions      Executed   Agency            (iii)      Commissions     Paid to CFS     % of (v)
                                     through    Transactions      Executed
                                     CFS                          through
                                                                  CFS
-----------------------------------------------------------------------------------------------------------------------
Convertible
Portfolio Fund

Year-ended
12/31/99           $ 2,478,850       0.0%       $  534,304        0.0%       $  952          $    0          0.0%
-----------------------------------------------------------------------------------------------------------------------
Year-ended
12/31/00           $15,811,196       7.6%       $2,369,099        51%        $3,654          $2,225          61%
-----------------------------------------------------------------------------------------------------------------------
Year-ended         $17,786,746       3.3%       $4,491,550        13.1%      $6,961          $1,619          23.39%
12/31/01
-----------------------------------------------------------------------------------------------------------------------


Of the aggregate brokerage commissions paid during the fiscal year-ended December 31, 2001, the Portfolio paid commissions of $1,378 to brokers who furnished research services.

                                    TAXATION

The following is only a summary of certain tax considerations. The summary is not intended to present a detailed explanation or as a substitute for careful tax planning. Investors are urged to consult their tax advisors with specific reference to their own tax situations.

SHARES OF THE PORTFOLIO ARE OFFERED TO SEPARATE ACCOUNTS OF PARTICIPATING INSURANCE COMPANIES THAT FUND VARIABLE CONTRACTS AND MAY BE OFFERED TO CERTAIN RETIREMENT PLANS. SEE THE DISCLOSURE DOCUMENTS FOR THE VARIABLE CONTRACTS OR THE PLAN DOCUMENTS (INCLUDING THE SUMMARY PLAN DESCRIPTION) FOR THE RETIREMENT PLANS FOR A DISCUSSION OF THE SPECIAL TAXATION OF INSURANCE COMPANIES WITH RESPECT TO THE SEPARATE ACCOUNTS AND THE VARIABLE CONTRACTS, AND THE HOLDERS THEREOF, OR THE SPECIAL TAXATION OF RETIREMENT PLANS AND THE PARTICIPANTS THEREIN. The Portfolio intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") so as to be relieved of federal income tax on its net investment income and capital gains that it distributes to shareholders.

The Portfolio must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Portfolio's gross income must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of securities; and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's total assets must consist of cash, U.S. Government securities, securities of other regulated investment companies, and other securities (no more than 5% of the value of the Portfolio may consist of such other securities of any one issuer, and the Portfolio must not hold more than 10% of the outstanding voting stock of any issuer), and (b) the Portfolio must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities).

In order to maintain the qualification of the Portfolio's status as a regulated investment company, the Trust may, in its business judgment, restrict the Portfolio's ability to enter into stock index futures contracts or options on such futures contracts or engage in short-term trading and transactions in securities (including stock index futures contracts and options on such futures contracts). For the same reason, the Trust may, in its business judgement, require the Portfolio to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.

Pursuant to the requirements of Section 817(h) of the Code, the only shareholders of the Portfolio will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

The Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolio may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the Investment Company Act of 1940.

In order to comply with the current or future requirements of section 817(h) (or related provisions of the Code), the Trust may be required, e.g., to alter the investment objectives of the Portfolio. No such change of investment objectives will take place without notice to the shareholders of the Portfolio, the approval of a majority of the outstanding voting shares, and the approval of the Securities and Exchange Commission, to the extent legally required.

The Portfolio's investment in foreign securities or currencies may require it to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of the Portfolio will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign tax withholding, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. Investing in securities of passive foreign investment companies may be subject to U.S. Federal income taxes and interest charges, and the investment yield of the Portfolio will be reduced by these taxes and interest charges. Shareholders will bear the cost of these taxes and interest charges, but will not be able to claim a deduction for these amounts.

If the Portfolio failed to qualify as a regulated investment company, owners of Variable Contracts based on the Portfolio (1) might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (2) the Portfolio might incur additional taxes. In addition, if the Portfolio failed to comply with the diversification requirements of Section 817(h) or the regulations thereunder, owners of Variable Contracts based on the Portfolio would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the investment manager and it is intended that the Portfolio will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return achieved by the Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the investment manager might otherwise believe to be desirable.

                              CERTAIN SHAREHOLDERS

As of March 31, 2002, Kansas City Life Insurance Company, 3520 Broadway, Kansas City, MO 64111-2565, held 100% of the shares of the Portfolio for the benefit of contract owners. Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri on May 1, 1895.

                          CUSTODIAN AND TRANSFER AGENT

The Bank of New York, 48 Wall Street, New York, New York 10286, is the custodian for the assets of the Portfolio. The custodian is responsible for holding all cash and securities of the Portfolio, directly or through a book entry system, delivering and receiving payment for securities sold by the Portfolio, receiving and paying for securities purchased by the Portfolio, collecting income from investments of the Portfolio and performing other duties, all as directed by authorized persons of the Trust. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by the Portfolio, payment of dividends or payment of expenses of the Portfolio.

U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201 performs transfer agency and dividend paying agency services for the Portfolio.


                              INDEPENDENT AUDITORS

Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, audits and reports on the Portfolio's annual financial statements, reviews certain regulatory reports and the Portfolios' federal income tax returns, and performs other professional accounting, tax and advisory services when engaged to do so by the Portfolio.


                             SHAREHOLDER INFORMATION

Under the terms of the Agreement and Declaration of Trust, the trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees and the trustees may divide the shares of any series into two or more classes of shares of that series. Currently the Trust has one series in operation. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. In the future, the board of trustees may authorize the issuance of shares of additional series and additional classes of shares of any series.

The Portfolio's shares are entitled to participate pro rata in any dividends and other distributions declared by the Trust's board of trustees with respect to shares of the Portfolio. All shares of the Portfolio have equal rights in the event of liquidation of the Portfolio.

Under Massachusetts's law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Trust's Declaration of Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Portfolio, which are binding only on the assets and property of the Portfolio. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of a Portfolio's assets of all losses and expenses of any Portfolio shareholder held personally liable for the Portfolio's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Portfolio itself is unable to meet its obligations.

         VOTING RIGHTS

Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

Under current interpretations of the 1940 Act, the Portfolio expects that Participating Insurance Company shareholders will offer variable contract holders the opportunity to instruct them as to how Portfolio shares attributable to such contracts will be voted with respect to matters to be voted upon. The separate prospectuses describing the Variable Contracts include additional disclosure of how contract holder voting rights are computed.


                              FINANCIAL STATEMENTS

Audited financial statements for the Portfolio for the fiscal year ended December 31, 2001 are incorporated herein by reference from the Trust's annual report to shareholders.

                      APPENDIX--DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Portfolio's investment manager believes that the quality of debt securities in which the Portfolio invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation, a division of the McGraw-Hill Companies ("S&P").

MOODY'S RATINGS

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.



                                 Appendix A - 1

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


                                 Appendix A - 2